UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central Europe, Russia and Turkey Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

The Central Europe, Russia and Turkey Fund, Inc.

Ticker Symbol: CEE

Contents

3 Letter to the Shareholders

8 Outlook Interview with the Portfolio Manager

10 Performance Summary

11 Schedule of Investments

17 Statement of Assets and Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

21 Notes to Financial Statements

28 Additional Information

30 Privacy Statement

The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is non-diversified and can take larger positions in fewer issuers than a diversified fund, increasing its potential risk. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market or a particular region of the world will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products, including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central Europe. Potential developments in the Ukraine, and the continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund's portfolio.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the semiannual period ended April 30, 2017, the Central Europe, Russia and Turkey Fund, Inc. (the "Fund") delivered a total return in U.S. dollars (USD) of 13.08% based on net asset value (NAV) and 15.91% based on market price. During the same period, the total return in USD of the Fund's benchmark, the MSCI Emerging Markets Europe ex Greece Index, was 14.07%.1 The Fund's discount to NAV averaged 12.84% for the period in review, compared with 12.23% for the same period a year earlier.

During the course of the reporting period, equity markets in Emerging Europe performed well due to improvements in overall global economic conditions, along with favorable earnings results in the region. Poland was the top performing equity market for the period, gaining 32.7% (WIG20 in USD terms).2 Russia returned 13.6% (RTS in USD terms) and Turkey returned 7.5% (XU100 in USD terms).3,4

Russia's recession ended during the fourth quarter of 2016, with a slight increase in the country's gross domestic product (GDP) of 0.3%.5 The Central Bank of Russia (CBR) has forecast GDP growth of 1.2% in 2017, and we believe that interest rates may further decline by over 1% by the end of 2017 due to deflationary trends. Driven by the stabilization of the domestic economy and the increase in the price of oil, Russian equities were top performers until the end of 2016. However, this positive trend turned negative in 2017, with oil prices declining and hopes for the removal of sanctions fading. The biggest sector outperformers were utilities, followed by telecommunication services and financials. The weakest individual performer within the Russian large cap universe was Magnit PJSC (a significant underweight in the Fund compared with the benchmark), due to falling same-store sales and uncertainty regarding the company's 2017 earnings forecast.

Turkey has thus far recovered nicely in 2017 despite its weak local currency, which depreciated almost 13% during the reporting period. Following the result of April's referendum on the executive presidency system, the Turkish lira (TRY) has stabilized. The Turkish government is supporting private businesses through credit guarantees, which translate into higher loan growth in the banking sector. Ongoing tax cuts on some durable goods and incentives for new hiring, such as insurance premium and income tax reductions, were additional beneficial measures. However, Turkey's unemployment rate remained high, and consumption growth remained low. Double-digit inflation, high interest rates and a weak tourism sector represented further challenges for the economy. The best market performers were materials and energy stocks, while real estate and consumer staples stocks lagged.

Poland's macroeconomic environment remained strong due to a supportive European backdrop, robust domestic private consumption and a healthy labor market. We believe that recent weakness in investment spending driven by a decline in the utilization of EU funds by the public sector will reverse itself in 2017, and should lead to an uptick in investments. The dynamic surge in inflation during the reporting period led to speculation regarding interest-rate hikes, which supported the performance of Polish banks. The energy sector was very strong due to newly introduced "grey zone regulation" (i.e., rules to limit tax evasion and under-the-table operations within Poland's liquid natural gas market) and robust underlying demand.

In Hungary, macroeconomic conditions remained favorable. Hungary's government decreased the corporate income tax rate to 9% this year, one of the lowest levels in the EU, and introduced economic stimulus measures such as the reduction of social security contributions and increases in minimum income. Within Hungary, the MOL Group, where the Fund had an overweight position, was the best performer due to a very positive environment for refiners and the company's strong operational results.

Ten Largest Equity Holdings at April 30, 2017 (43.9% of Net Assets)	Country	Percent
1. Sberbank of Russia PJSC	Russia	9.0%
2. Lukoil PJSC	Russia	8.0%
3. Gazprom PAO	Russia	6.1%
4. Novatek PJSC	Russia	3.8%
5. MOL Hungarian Oil & Gas PLC	Hungary	3.3%
6. KGHM Polska Miedz SA	Poland	3.1%
7. Richter Gedeon Nyrt	Hungary	2.9%
8. Alrosa PJSC	Russia	2.7%
9. OTP Bank PLC	Hungary	2.7%
10. Powszechny Zaklad Ubezpieczen SA	Poland	2.3%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's investments, see the Schedule of Investments commencing on page 11. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

In Russia, we see signs of a recovery. However, the equity market is strongly correlated to the price of oil. We believe that only renewed momentum in the price of oil would lead to further market outperformance there. Additionally, Russia's weight in GEMs (global emerging markets) funds is already high (i.e., a consensus overweight among investors) and the removal of U.S. and EU sanctions seems not to be happening as some investors had expected.

We remain cautious regarding the Turkish market, and the Fund is underweight in Turkish equities. An elevated current account deficit and high dependence on external funding remain Turkey's economic Achilles' heel. Looking forward, we expect an unfavorable inflation picture there throughout the year, which may lead to further depreciation of the TRY.

In Poland, risks—political as well as sector-related—have not yet been removed. Thus, after being one of the top-performing equity markets year to date, the risk of consolidation there is increasing. On the other hand, Polish companies display strong earnings growth. But since the earnings forecasts for banks chiefly depend on the inflation outlook, a reduction in inflation related to the fading oil price might be an argument against rapid interest rate hikes. The Fund is underweight in the Polish banking sector, but we would expect positive sentiment to prevail for Poland. Based on this, market corrections may be used as opportunities to increase exposure to the market.

The Fund entered the second quarter of 2017 with an overweight position in Hungary. The country's equity market displays sound earnings growth and the macroeconomic picture there remains very solid.

Lastly, on April 28, 2017, the Fund announced that the Board of Directors had approved and recommended to stockholders for their approval at the Annual Meeting of Stockholders to be held on June 27, 2017: a change to the Fund's investment objective from seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey" to seeking "long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central and Eastern Europe"; a conforming change to the Fund's corresponding fundamental investment policy; and a change to the Fund's concentration policy to require the Fund to concentrate its investments in the energy sector. Details are set forth in the Fund's proxy statement dated May 22, 2017, which stockholders are urged to review carefully.

Sincerely,

Christian Strenger Chairman	Sylwia Szczepek Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The MSCI Emerging Markets Europe ex Greece Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe (excluding Greece). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe ex Greece Index.

2 The WIG20 is a capitalization-weighted stock market index of the 20 largest companies on the Warsaw Stock Exchange. It is not possible to invest directly in the WIG20 Index.

3 The RTS Index is the capital-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and most dynamically developing Russian issuers presented on the Moscow Exchange. It is not possible to invest directly in the RTS Index.

4 The Istanbul Stock Exchange National 100 Index (XU100 Index) is a capitalization-weighted index that tracks the performance of 100 companies selected from the National Market, real estate investment trusts and venture capital investment trusts listed on The Istanbul Stock Exchange. It is not possible to invest directly in the XU100 Index.

5 Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country during a specific time period.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Sylwia Szczepek, Vice President

Portfolio Manager since December 22, 2014.

Question: Russia is among the top dividend payers in the world. How sustainable is such a high yield?

Answer: The MSCI Russia dividend yield is expected to be north of 5% in 2017. The payout ratio of the market increased from 16% in 2006 to 35% in 2016. It is important to understand the reasons for such a high payout. The positive aspect is that the government has pushed state-owned companies to pay more. The less positive aspect is that companies haven't invested much in recent years, often limiting capital expenditures to maintenance works. That, of course, is negative for growth. Going forward we don't see much opportunity for a further increase in dividend payouts from the current high base, as the state would need to encourage growth through creating an environment conducive to investment.

Question: What is the impact of the strong Russian ruble on the economy?

Answer: Ruble appreciation has a negative impact on exporters. Industrial production remained flat in the first quarter of 2017 and retail trade and construction continued to decrease further. The only segments currently profiting from the strong ruble are transport and wholesale trade. On the other hand, the strong ruble is not driving a recovery in consumption. We believe that the ruble's strength will be temporary due to forex interventions and the expected deeper cut in the key rate, which will make ruble-denominated bonds and carry trades less attractive.

Question: Considering inflationary trends in Poland, what is the interest rate outlook for the coming 12 months?

Answer: Despite a very upbeat macroeconomic environment, the rhetoric from the National Bank of Poland has remained dovish. In the opinion of the monetary policy committee of the Polish Central Bank, any inflationary pressure is still doubtful and price growth will probably moderate until the end of the year. In our view, the interest rates will likely remain unchanged for the next 12 months. Wage growth has been stable so far. Fiscal policy under the new government is not as expansionary as expected, and the increase in spending was less than expected. The Polish zloty remains strong, so any increase in interest rates could lead to further currency appreciation.

Question: The Fund is significantly underweight in Turkey. What is your longer term outlook for the Turkish market?

Answer: Turkey is living through difficult times. A long-term, very exciting story has been blurred by a highly populist political agenda, which takes its toll on the macroeconomic environment: Support schemes such as the lifting of the value-added tax for electronic goods and furniture boosts consumer sentiment, but does little to address Turkey's issue of becoming stuck in a "middle income trap" (i.e., lifting GDP per capita from the current level of approximately 10,000 USD). Shifting global alliances, also due to the multitude of ongoing issues in the Middle East, leaves little confidence in proposed long-term policies by the government. Although trade diversification has improved markedly over the past 20 years, Turkey's key trading partner still remains the EU, which is highly critical of the current trends of governance and democratic process in Turkey. Accordingly, our investments in Turkey have become highly selective.

Performance Summary April 30, 2017 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the most recent performance of the Fund.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/17
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	13.08%	12.17%	(3.74)%	(3.90)%
Market Price(a)	15.91%	14.53%	(4.44)%	(3.76)%
MSCI Emerging Markets Europe ex Greece Index(b)	14.07%	12.57%	(2.73)%	(3.77)%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2017 was 1.34%.

b The MSCI Emerging Markets Europe ex Greece Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe (excluding Greece).

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Emerging Markets Europe ex Greece Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 4/30/17	As of 10/31/16
Net Asset Value	$ 24.59	$ 22.08
Market Price	$ 21.71	$ 19.01

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 4/30/17: Income	$ .32
Capital Gains	$ —

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of April 30, 2017 (Unaudited)

	Shares	Value ($)

Russia 50.4%
Common Stocks 48.1%
Banks 11.7%
Bank St Petersburg PJSC	2,180,620	2,423,759
Sberbank of Russia PJSC	2,000,000	5,797,200
Sberbank of Russia PJSC (ADR)	900,000	10,701,000
VTB Bank PJSC (GDR) (Registered)	1,100,000	2,542,100
		21,464,059
Capital Markets 2.0%
Moscow Exchange MICEX-RTS PJSC	1,780,000	3,593,286
Diversified Telecommunication Services 0.6%
Rostelecom PJSC	800,000	1,045,760
Electric Utilities 1.9%
Inter RAO UES PJSC	18,000,000	1,279,800
RusHydro PJSC (ADR)	1,410,151	2,150,480
		3,430,280
Energy Equipment & Services 1.2%
TMK PJSC (GDR) (Registered)	431,037	2,250,013

Food & Staples Retailing 3.1%
Magnit PJSC	24,500	3,772,593
X5 Retail Group NV (GDR) (Registered)*	56,418	1,988,735
		5,761,328
Metals & Mining 4.2%
Alrosa PJSC	2,920,000	5,026,488
MMC Norilsk Nickel PJSC (ADR)	175,000	2,693,250
		7,719,738
Oil, Gas & Consumable Fuels 19.0%
Gazprom PAO (ADR)	2,353,774	11,180,191
Lukoil PJSC (ADR)	295,000	14,611,350
Novatek PJSC (GDR) (Registered)	57,500	6,969,000
Tatneft PAO (ADR)	52,038	2,036,767
		34,797,308
Specialty Retail 1.5%
Detsky Mir PJSC 144A	1,774,157	2,816,297
Wireless Telecommunication Services 2.9%
MegaFon PJSC (GDR) (Registered)	183,354	1,960,054
Mobile Telesystems PJSC (ADR)	200,527	2,080,468
Sistema PJSC FC (GDR) (Registered)	151,610	1,275,040
		5,315,562
Preferred Stocks 2.3%
Oil, Gas & Consumable Fuels 2.3%
Surgutneftegas OJSC (Cost $2,813,275)	4,600,000	2,461,920
Transneft PJSC (Cost $1,399,655)	514	1,737,890
		4,199,810
Total Russia (Cost $72,246,893)		92,393,441

Poland 16.8%
Common Stocks
Banks 2.6%
Bank Pekao SA	55,000	1,991,152
Powszechna Kasa Oszczednosci Bank Polski SA	305,772	2,779,459
		4,770,611
Consumer Finance 0.1%
KRUK SA	1,899	139,895
Diversified Telecommunication Services 1.5%
Orange Polska SA	2,299,935	2,742,884
Electric Utilities 2.0%
PGE Polska Grupa Energetyczna SA	1,003,000	2,978,799
Tauron Polska Energia SA*	850,000	720,320
		3,699,119
Insurance 2.3%
Powszechny Zaklad Ubezpieczen SA	375,000	4,134,148
Media 1.8%
Cyfrowy Polsat SA*	515,000	3,222,149

Metals & Mining 4.0%
Jastrzebska Spolka Weglowa SA*	76,962	1,552,205
KGHM Polska Miedz SA	180,000	5,707,441
		7,259,646
Oil, Gas & Consumable Fuels 1.4%
Polskie Gornictwo Naftowe i Gazownictwo SA	1,550,000	2,643,021
Paper & Forest Products 0.8%
Pfleiderer Group SA†	135,338	1,548,842
Software 0.3%
Asseco Poland SA	40,000	562,553
Total Poland (Cost $30,013,721)		30,722,868

Hungary 9.9%
Common Stocks
Banks 2.7%
OTP Bank PLC	175,000	4,922,179
Diversified Telecommunication Services 1.0%
Magyar Telekom Telecommunications PLC	1,109,194	1,855,601
Oil, Gas & Consumable Fuels 3.3%
MOL Hungarian Oil & Gas PLC	79,667	5,998,854
Pharmaceuticals 2.9%
Richter Gedeon Nyrt	220,000	5,327,073
Total Hungary (Cost $15,867,855)		18,103,707

Turkey 9.7%
Common Stocks
Airlines 1.3%
Turk Hava Yollari AO*	1,415,000	2,411,525
Banks 3.7%
Akbank TAS	970,000	2,594,269
Turkiye Garanti Bankasi AS	1,530,000	4,126,413
		6,720,682
Beverages 0.8%
Coca-Cola Icecek AS	146,369	1,486,824
Diversified Financial Services 1.1%
Haci Omer Sabanci Holding AS	700,000	2,082,794
Food Products 1.1%
Ulker Biskuvi Sanayi AS	360,000	2,043,084
Oil, Gas & Consumable Fuels 0.2%
Tupras Turkiye Petrol Rafinerileri AS	11,865	298,644
Wireless Telecommunication Services 1.5%
Turkcell Iletisim Hizmetleri AS	800,000	2,792,058
Total Turkey (Cost $14,899,530)		17,835,611

Greece 2.9%
Common Stocks
Banks 1.5%
Alpha Bank AE*	1,300,000	2,760,361
Oil, Gas & Consumable Fuels 1.4%
Motor Oil Hellas Corinth Refineries SA	146,842	2,489,585
Total Greece (Cost $5,008,384)		5,249,946

Czech Republic 2.5%
Common Stocks
Banks 1.4%
Moneta Money Bank AS 144A	820,000	2,646,663
Electric Utilities 1.1%
CEZ AS	113,000	1,971,154
Total Czech Republic (Cost $4,857,143)		4,617,817

Kazakhstan 0.7%
Common Stocks
Metals & Mining 0.7%
Altyn PLC* (Cost $1,824,442)	50,000,000	1,267,728

Securities Lending Collateral 0.0%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.67% (Cost $21,894) (a) (b)	21,894	21,894

Cash Equivalents 10.5%
Deutsche Central Cash Management Government Fund, 0.80% (Cost $19,329,931) (b)	19,329,931	19,329,931

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $164,069,793)**	103.4	189,542,943
Other Assets and Liabilities, Net	(3.4)	(6,265,674)
Net Assets	100.0	183,277,269

* Non-income producing security.

** The cost for federal income tax purposes was $167,784,814. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $21,758,129. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,747,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,989,812.

† All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2017 amounted to $21,252, which is 0.0% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

OJSC: Open Joint Stock Company

PJSC: Public Joint Stock Company

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Russia	$ 92,393,441	$ —	$ —	$ 92,393,441
Poland	30,722,868	—	—	30,722,868
Hungary	18,103,707	—	—	18,103,707
Turkey	17,835,611	—	—	17,835,611
Greece	5,249,946	—	—	5,249,946
Czech Republic	4,617,817	—	—	4,617,817
Kazakhstan	1,267,728	—	—	1,267,728
Short-Term Instruments (c)	19,351,825	—	—	19,351,825
Total	$ 189,542,943	$ —	$ —	$ 189,542,943

There have been no transfers between fair value measurement levels during the period ended April 30, 2017.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $144,717,968) — including $21,252 of securities loaned	$ 170,191,118
Investment in Deutsche Central Cash Management Government Fund (cost $19,329,931)	19,329,931
Investment in Deutsche Government & Agency Securities Portfolio (cost $21,894)*	21,894
Total investments, at value (cost $164,069,793)	189,542,943
Foreign currency, at value (cost $993,058)	993,405
Receivable for investments sold	631,411
Dividends receivable	334,637
Interest receivable	9,244
Other assets	32,164
Total assets	191,543,804
Liabilities
Payable for investments purchased	7,809,295
Payable for Fund shares repurchased	112,604
Payable upon return of securities loaned	21,894
Investment advisory fee payable	106,648
Administration fee payable	32,092
Payable for Directors' fees and expenses	26,101
Accrued expenses and other liabilities	157,901
Total liabilities	8,266,535
Net assets	$ 183,277,269
Net Assets Consist of
Undistributed net investment income	192,787
Accumulated net realized loss on investments and foreign currency	(51,868,128)
Net unrealized appreciation (depreciation) on: Investments	25,473,150
Foreign currency	3,006
Paid-in capital	209,476,454
Net assets	$ 183,277,269
Net Asset Value
Net assets value per share ($183,277,269 ÷ 7,452,811 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 24.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $141,399)	$ 1,330,287
Income distributions — Deutsche Central Cash Management Government Fund	42,547
Securities lending income, net of borrower rebates	18,551
Total investment income	1,391,385
Expenses: Investment advisory fee	629,808
Administration fee	176,877
Custody and accounting fee	124,196
Services to shareholders	5,241
Reports to shareholders and shareholder meeting expenses	19,603
Directors' fees and expenses	72,227
Legal fees	68,868
Audit and tax fees	42,403
NYSE listing fee	11,169
Insurance	17,919
Miscellaneous	18,098
Net expenses	1,186,409
Net investment income	204,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,067,164
Foreign currency	(48,797)
Net realized gain (loss)	2,018,367
Change in net unrealized appreciation (depreciation) on: Investments	18,452,763
Foreign currency	1,166
Change in net unrealized appreciation (depreciation)	18,453,929
Net gain (loss)	20,472,296
Net increase (decrease) in net assets resulting from operations	$ 20,677,272

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income (loss)	$ 204,976	$ 3,400,432
Net realized gain (loss)	2,018,367	(26,232,341)
Change in net unrealized appreciation (depreciation)	18,453,929	31,073,697
Net increase (decrease) in net assets resulting from operations	20,677,272	8,241,788
Distributions to shareholders from: Net investment income	(2,456,401)	(3,954,677)
Capital share transactions: Net proceeds from reinvestment of dividends	960,822	909,950
Shares repurchased	(7,169,474)	(8,641,463)
Net increase (decrease) in net assets from capital share transactions	(6,208,652)	(7,731,513)
Total increase (decrease) in net assets	12,012,219	(3,444,402)
Net assets at beginning of period	171,265,050	174,709,452
Net assets at end of period (including undistributed net investment income of $192,787 and $2,444,212, as of April 30, 2017 and October 31, 2016, respectively)	$ 183,277,269	$ 171,265,050
Other Information
Shares outstanding at beginning of period	7,757,617	8,174,042
Shares issued for dividend reinvestment	44,794	56,912
Shares repurchased	(349,600)	(473,337)
Shares outstanding at end of period	7,452,811	7,757,617

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 4/30/17 (Unaudited)		Years Ended October 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 22.08	$ 21.37	$ 27.54	$ 37.91	$ 36.35	$ 38.13
Income (loss) from investment operations: Net investment income (loss)[a]	.03[c]	.42	.43	.43	.68	.75
Net realized and unrealized gain (loss) on investments and foreign currency	2.68	.65	(5.86)	(8.62)	1.69	(.08)
Total from investment operations	2.71	1.07	(5.43)	(8.19)	2.37	.67
Less distributions from: Net investment income	(.32)	(.49)	(.97)	(.78)	(.73)	(.37)
Net realized gains	—	—	—	(1.71)	(.35)	(2.12)
Total distributions	(.32)	(.49)	(.97)	(2.49)	(1.08)	(2.49)
Accretion resulting from tender offer	—	—	.02	.06	.07	—
Dilution in net asset value from dividend reinvestment	(.02)	(.02)	(.02)	(.08)	(.04)	(.10)
Increase resulting from share repurchases	.14	.15	.23	.33	.24	.14
Net asset value, end of period	$ 24.59	$ 22.08	$ 21.37	$ 27.54	$ 37.91	$ 36.35
Market value, end of period	$ 21.71	$ 19.01	$ 18.99	$ 24.36	$ 34.22	$ 32.98
Total Investment Return for the Period[b]
Based upon market value (%)	15.91**	3.15	(18.25)	(22.31)	6.92	2.97
Based upon net asset value (%)	13.08**	6.47	(18.63)	(20.65)	7.35	2.63
Ratios to Average Net Assets
Total expenses (%)	1.34*	1.34	1.37	1.31	1.19	1.19
Net investment income (%)	.11c**	2.06	1.84	1.37	1.86	2.11
Portfolio turnover (%)	66**	77	82	93	59	31
Net assets at end of period ($ thousands)	183,277	171,265	174,709	257,373	425,596	477,404

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[c] Net investment income per share includes non-recurring foreign dividend reclaims amounting to $0.04 per share. Excluding these non-recurring reclaims, the net investment income ratio would have been –0.07%.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $50,172,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($26,448,000) and long-term losses ($23,724,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.71% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DSC aggregated $3,750, of which $750 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,282, of which $5,715 is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended April 30, 2017, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of either DIMA or Deutsche AM International GmbH.

The Fund pays each Director who is not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2017 were $108,395,088 and $113,538,421, respectively.

E. Investing in Emerging Markets in Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls or delayed settlements and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products, including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central Europe. Potential developments in the Ukraine, and the continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund's portfolio.

F. Capital

During the six months ended April 30, 2017 and the year ended October 31, 2016, the Fund purchased 349,600 and 473,337 of its shares of common stock on the open market at a total cost of $7,169,474 and $8,641,463 ($20.51 and $18.26 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV per share at the time of purchase was 12.70% and 11.94%, respectively.

During the six months ended April 30, 2017 and the year ended October 31, 2016, the Fund issued for dividend reinvestment 44,794 and 56,912 shares, respectively. The average discount of these issued shares comparing the issue price to NAV per share at the time of the issuance was 12.67% and 11.37%, respectively.

G. Share Repurchases

On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 867,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 374,079 shares between August 1, 2015 and July 31, 2016. On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period from August 1, 2016 through July 31, 2017. The Fund repurchased 514,600 shares between August 1, 2016 and April 30, 2017.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2017, there were three shareholders that held approximately 21%, 17% and 8%, respectively, of the outstanding shares of the Fund.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The Central Europe, Russia and Turkey Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	53,700	$ 18.90	53,700	577,300
December 1 through December 31	65,100	$ 20.25	65,100	512,200
January 1 through January 31	63,700	$ 20.93	63,700	448,500
February 1 through February 29	49,500	$ 21.18	49,500	399,000
March 1 through March 31	70,100	$ 20.64	70,100	328,900
April 1 through April 30	47,500	$ 21.22	47,500	281,400

Total	349,600	$ 18.26	349,600

On July 25, 2016 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 796,000 shares during the period August 1, 2016- July 31, 2017. The Fund repurchased 514,600 shares between August 1, 2016 and April 30, 2017.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe, Russia and Turkey Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017